EXHIBIT 99.1

Prudential "Back to School" Conference September 4, 2003

Our customers and consumers are going to see a more competitive Campbell

Prudential Back to School Conference: Housekeeping items Releasing Fiscal '03 results - September 11, 2003

Prudential Back to School Conference: Housekeeping items Releasing Fiscal '03 results - September 11, 2003 Forward looking statement

This presentation contains "forward-looking statements" which reflect the company's current expectations about its future performance. These forward-looking statements rely on a number of assumptions and estimates which could be inaccurate and which are subject to risks and uncertainties. These include, but are not limited to, the inherent risks associated with trade and consumer acceptance of product improvements and new product introductions, the effectiveness of promotional programs and new advertising, the company's ability to achieve its cost savings objectives, uncertainty around predicting trade inventory movements by trade customers and other factors described in the company's most recent Form 10-K, as updated from time to time by the company in its subsequent filings with the Securities and Exchange Commission. Actual results could vary materially from those anticipated or expressed in any forward- looking statement made by the company.

Agenda Transformation Plan

Agenda Transformation Plan New U.S. Soup initiatives

Agenda Transformation Plan New U.S. Soup initiatives Food and Beverages

Agenda Transformation Plan New U.S. Soup initiatives Food and Beverages Baking and Snacking

Business reviewed represent over 80% of EBIT Remaining businesses reasonably on track Solid plans in place to drive performance Issues manageable

Agenda Transformation Plan New U.S. Soup initiatives Food and Beverages Baking and Snacking

CSC Transformation Process Execute "Reality" Check "Potential" Assessment Build Game Plan Reconcile "Reality vs. Potential"

How are we doing? Would any adjustment to our strategies help?

How are we doing? Would any adjustment to our strategies help? Accomplished a great deal About to pay off "The table is clearly set"

How are we doing? Would any adjustment to our strategies help? Accomplished a great deal Learned we had an opportunity to evolve and strengthen our strategies

We have rebuilt and revitalized our organization Promoted/hired nearly 200 managers Improved engagement of entire employee population

We have rebuilt and revitalized our organization Promoted/hired nearly 200 managers Improved engagement of entire employee population Organization performed increasingly well

Strengthened business across the value chain R & D Procurement Manufacturing Distribution Marketing & Selling

Strengthened business across the value chain Upgraded quality 75% of soup SKUs Increasing use of cold blend technology 80% of soup volume R & D Procurement Manufacturing Distribution Marketing & Selling

Strengthened business across the value chain Upgraded quality 75% of soup SKUs Increasing use of cold blend technology 80% of soup volume Nearly 2 billion cans R & D Procurement Manufacturing Distribution Marketing & Selling

Strengthened business across the value chain Upgraded quality Developed new products Mm! Mm! Good! To Go Supper Bakes V8 Smoothies New sauces R & D Procurement Manufacturing Distribution Marketing & Selling

Manufacturing Distribution Marketing & Selling Strengthened business across the value chain $100m in procurement costs Strategic sourcing Global approach E-Auctions Procurement R & D Upgraded quality Developed new products Mm! Mm! Good! To Go Supper Bakes V8 Smoothies New sauces

Upgraded quality Developed new products Mm! Mm! Good! To Go Supper Bakes V8 Smoothies New sauces Distribution Marketing & Selling Strengthened business across the value chain Conversion of many condensed soups to cold blend Easy Open Lids Bloomfield CT bakery Erin Foods integration Manufacturing R & D Procurement $100m in procurement costs E-Auctions Global approach

Upgraded quality Developed new products Mm! Mm! Good! To Go Supper Bakes V8 Smoothies New sauces $100m in procurement costs E-Auctions Global approach Marketing & Selling Strengthened business across the value chain Customer focus Central dispatch system Package and case pack sizes Case bar coding Distribution R & D Procurement Manufacturing Easy Open Lids Bloomfield CT bakery Cold blend technology Erin Foods integration Snack Foods Ltd. integration

Strengthened business across the value chain

R & D

- Upgraded quality
- Developed new products
  - Mm! Mm! Good! To Go
  - Supper Bakes
  - V8 Smoothies
  - New sauces

Procurement

- $100m in procurement costs
- E-Auctions
- Global approach

Manufacturing

- Easy Open Lids
- Bloomfield CT bakery
- Cold blend technology
- Erin Foods integration
- Snack Foods Ltd. integration

Distribution

- Customer focus
- Central dispatch system
- Package and case pack sizes
- Case bar coding

Marketing & Selling

- **Umbrella advertising**
- Strategic consumer research
- High impact consumer promotions

Campbell's

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Strengthened business across the value chain

R & D

- Upgraded quality
- Developed new products
  - Mm! Mm! Good! To Go
  - Supper Bakes
  - V8 Smoothies
  - New sauces

Procurement

- $100m in procurement costs
- E-Auctions
- Global approach

Manufacturing

- Easy Open Lids
- Bloomfield CT bakery
- Cold blend technology
- Erin Foods integration
- Snack Foods Ltd. integration

Distribution

- Customer focus
- Central dispatch system
- Package and case pack sizes
- Case bar coding

Marketing & Selling

- Umbrella advertising
- Strategic consumer research
- High impact consumer promotions
- Shelving programs
- Incentive programs

Campbell's

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Our customers have noticed improved sales capabilities Co-Managed Supplier of the Year! Vendor of the Year! Vendor of the Year!

We have accomplished a lot

R & D
- Upgraded quality
- Developed new products
  - Mm! Mm! Good! To Go
  - Supper Bakes
  - V8 Smoothies
  - New sauces

Procurement
- $100m in procurement costs
- E-Auctions
- Global approach

Manufacturing
- Easy Open Lids
- Bloomfield CT bakery
- Cold blend technology
- Erin Foods integration
- Snack Foods Ltd. integration

Distribution
- Customer focus
- Central dispatch system
- Package and case pack sizes
- Case bar coding

Marketing & Selling
- Umbrella advertising
- Strategic consumer research
- High impact consumer promotions
- Product segmentation
- Shelving programs
- Incentive programs

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We have accomplished a lot

R & D

- Upgraded quality
- Developed new products
  - Mm! Mm! Good! To Go
  - Supper Bakes
  - V8 Smoothies
  - New sauces

Procurement

- $100m in procurement costs
- E-Auctions
- Global approach

Manufacturing

- EasyOpen Lids
- Bloomfield CT bakery
- Cold blend technology
- Erin Foods integration
- Snack Foods Ltd. integration

Distribution

- Customer focus
- Central dispatch system
- Package and case pack sizes
- Case bar coding

Marketing & Selling

- Umbrella advertising
- Strategic consumer research
- High impact consumer promotions
- Product segmentation
- Shelving programs
- Incentive programs

We intend to build on it!

Campbell's

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Building blocks for success 1. Strong brands 4. Talented workforce 3. Solid financial profile 2. Appealing categories

Opportunities to drive growth in Food and Beverages

Thermal businesses dominate results and have highest return on invested capital

Thermal businesses dominate results and have highest return on invested capital Highest degree of competitive insulation

Thermal businesses dominate results and have highest return on invested capital Highest degree of competitive insulation Technology, brands and scale are complementary

Thermal businesses dominate results and have highest return on invested capital Highest degree of competitive insulation Technology, brands and scale are complementary Significant vegetable processing technologies

Thermal businesses dominate results and have highest return on invested capital Highest degree of competitive insulation Technology, brands and scale are complementary Significant vegetable processing technologies Powerful, extendable icon trademarks

Thermal businesses dominate results and have highest return on invested capital Highest degree of competitive insulation Technology, brands and scale are complementary Significant vegetable processing technologies Powerful, extendable icon trademarks Significant scale with large capital investments

Thermal businesses dominate results and have highest return on invested capital Highest degree of competitive insulation Technology, brands and scale are complementary Significant vegetable processing technologies Powerful, extendable icon trademarks Significant scale with large capital investments Uniquely formidable competitor

We evolved our core strategies From To Revitalize U.S. Soup Strengthen the broader portfolio for consistent sales and earnings growth Build new growth avenues Drive a quality agenda while continuing to drive productivity Improve organization excellence and vitality Leverage all our consumer advantaged thermal capabilities, our strong brands, and our scale in North America for accelerated growth Strengthen the broader portfolio for consistent sales and earnings growth Improve the efficiency and effectiveness of our total business system Continually improve quality of our products and packages Improve organization excellence and vitality

We evolved our core strategies From To Revitalize U.S. Soup Strengthen the broader portfolio for consistent sales and earnings growth Build new growth avenues Drive a quality agenda while continuing to drive productivity Improve organization excellence and vitality Leverage all our consumer advantaged thermal capabilities, our strong brands, and our scale in North America for accelerated growth Strengthen the broader portfolio for consistent sales and earnings growth Improve the efficiency and effectiveness of our total business system Continually improve quality of our products and packages Improve organization excellence and vitality

Obesity: CSC favorably positioned % of Business in "Healthy" product categories Kraft Kellogg General Mills Sara Lee H.J. Heinz Nestle Campbell Danone 49 62 65 66 68 74 77 80 0 50 100 Source: J.P. Morgan European Equity Research 04/16/03.

We evolved our core strategies From To Revitalize U.S. Soup Strengthen the broader portfolio for consistent sales and earnings growth Build new growth avenues Drive a quality agenda while continuing to drive productivity Improve organization excellence and vitality Leverage all our consumer advantaged thermal capabilities, our strong brands, and our scale in North America for accelerated growth Strengthen the broader portfolio for consistent sales and earnings growth Improve the efficiency and effectiveness of our total business system Continually improve quality of our products and packages Improve organization excellence and vitality

We evolved our core strategies From To Revitalize U.S. Soup Strengthen the broader portfolio for consistent sales and earnings growth Build new growth avenues Drive a quality agenda while continuing to drive productivity Improve organization excellence and vitality Leverage all our consumer advantaged thermal capabilities, our strong brands, and our scale in North America for accelerated growth Strengthen the broader portfolio for consistent sales and earnings growth Improve the efficiency and effectiveness of our total business system Continually improve quality of our products and packages Improve organization excellence and vitality

Agenda Transformation Plan New U.S. Soup initiatives Food and Beverages Baking and Snacking

U.S. Soup

U.S. Soup strategies We'll more aggressively drive growth in Ready To Serve soups

U.S. Soup strategies We'll more aggressively drive growth in Ready To Serve soups We'll profitably improve condensed soup trends by focusing on large viable segments where we have leverageable advantages

Icon Soups

Icon Soups Icons, kids, and cooking soups are 75% of all condensed soup volume

Fun Favorites package redesign for kids Original August 2003 Initial Look Early 2004

We'll more aggressively drive growth in Ready To Serve soups We'll profitably improve condensed soup trends by focusing on large viable segments where we have leverageable advantages We'll simplify our portfolio and better leverage its scale U.S. Soup strategies

We'll more aggressively drive growth in Ready To Serve soups We'll profitably improve condensed soup trends by focusing on large viable segments where we have leverageable advantages We'll simplify our portfolio and better leverage its scale We'll further align ourselves with the customers who are winning with consumers U.S. Soup strategies

M'm! M'm! Good! To Go

Convenience: Imperatives Single serve, more portable, more snackable Easier to shop Even more readily available Easier to prepare

Convenience: Imperatives Single serve, more portable, more snackable Easier to shop Even more readily available Easier to prepare Plus highly effective marketing and sales programs

M'm! M'm! Good! To Go Convenience Platform 7 New Chicken with Mini Noodle Velvety Potato New England Clam Chowder Creamy Tomato Chicken & Stars Pizza Mexican Fiesta

M'm! M'm! Good! To Go Convenience Platform 7 New 6 New Chicken with Mini Noodle Velvety Potato New England Clam Chowder Creamy Tomato Chicken & Stars Pizza Mexican Fiesta Classic Chicken Noodle Sirloin Burger with Country Vegetables Chicken & Dumplings Grilled Sirloin Steak with Hearty Vegetables Grilled Chicken with Vegetables and Pasta Beef with Country Vegetables

M'm! M'm! Good! To Go Convenience Platform Chicken with Mini Noodle Velvety Potato New England Clam Chowder Creamy Tomato Chicken & Stars Pizza Mexican Fiesta 7 New Classic Chicken Noodle Sirloin Burger with Country Vegetables Chicken & Dumplings Grilled Sirloin Steak with Hearty Vegetables Grilled Chicken with Vegetables and Pasta Beef with Country Vegetables 6 New 4 New New England Clam Chowder-Reduced Fat Chicken and Egg Noodles Italian Style Wedding Tomato Garden

M'm! M'm! Good! To Go Convenience Platform 7 New 6 New 4 New Created compelling new growth platform in soup focused on "heat and eat" convenience

M'm! M'm! Good! To Go Convenience Platform Builds on success with Campbell's Soup at Hand In top 3% of product launches in past six years

M'm! M'm! Good! To Go Convenience Platform Builds on success with Campbell's Soup at Hand One in two purchases incremental to the category and to the RTS segment Satisfying new eating occasions Attracting new users Making soup consumption more approachable

M'm! M'm! Good! To Go Convenience Platform Builds on success with Campbell's Soup at Hand One in two purchases incremental to the category and to the RTS segment Opportunity to accelerate growth of the entire soup category

M'm! M'm! Good! To Go Convenience Platform

M'm! M'm! Good! To Go Convenience Platform

Largest new product launch in last 15 years but the most efficient Halved time to get product into stores

Largest new product launch in last 15 years but the most efficient Halved time to get product into stores 80% ACV distribution for 17 items in 6-8 weeks vs 12-14 "normal"

Largest new product launch in last 15 years but the most efficient Halved time to get product into stores 80% ACV distribution for 17 items in 6-8 weeks vs 12-14 "normal" Shipped in one day what we typically expect to ship for a new item in six weeks

M'm! M'm! Good! To Go: Ease of shopping

M'm! M'm! Good! To Go: Ease of shopping

M'm! M'm! Good! To Go: Ease of shopping

Convenience: Imperatives Single serve, more portable, more snackable Easier to shop Even more readily available Easier to prepare

M'm! M'm! Good! To Go: Channel availability

In C-stores we've been very successful with M'm! M'm! Good! To Go

In drug stores we have another win with M'm! M'm! Good! To Go

M'm! M'm! Good! To Go: Ease of preparation

M'm! M'm! Good! To Go: Ease of preparation

M'm! M'm! Good! To Go: Ease of preparation

M'm! M'm! Good! To Go: Ease of preparation

Innovation: Summary Launched M'm! M'm! Good! To Go line

Innovation: Summary Launched M'm! M'm! Good! To Go line Improved condensed soups with cold blend and converted entire line to Easy Open lids

Innovation: Summary Launched M'm! M'm! Good! To Go line Improved condensed soups with cold blend and converted entire line to Easy Open lids Launched 10 Kitchen Classics varieties

Innovation: Summary Launched M'm! M'm! Good! To Go line Improved condensed soups with cold blend and converted entire line to Easy Open lids Launched 10 new Kitchen Classics varieties Broadened and deepened distribution

Innovation: Summary Launched M'm! M'm! Good! To Go line Improved condensed soups with cold blend and converted entire line to Easy Open lids Launched 10 new Kitchen Classics varieties Broadened and deepened distribution Halved the time to get new products to market

Innovation: Summary Launched M'm! M'm! Good! To Go line Improved condensed soups with cold blend and converted entire line to Easy Open lids Launched 10 new Kitchen Classics varieties Broadened and deepened distribution Halved the time to get new products to market Continued to improve shopping experience

U.S. Soup integrated marketing initiatives: Background

U.S. Soup integrated marketing initiatives: Background TV media spending fragmented

U.S. Soup integrated marketing initiatives: Background TV media spending fragmented Needed to strengthen our approach to find a single, umbrella message

U.S. Soup umbrella campaign: Core idea "Campbell Soup is real food, made with real ingredients, that delivers real satisfaction, real fast."

U.S. Soup umbrella campaign: Core idea "Campbell Soup is real food, made with real ingredients, that delivers real satisfaction, real fast." Campbell Soup is REAL in all the attributes consumers want

U.S. Soup umbrella campaign: Key elements Real people

U.S. Soup umbrella campaign: Key elements Real people Competitive meal choices

U.S. Soup umbrella campaign: Key elements Real people Competitive meal choices Interruptive moment FPO, better image coming

U.S. Soup umbrella campaign: Key elements Real people Competitive meal choices Interruptive moment Call to action

U.S. Soup umbrella campaign: Key elements

Agenda Transformation Plan New U.S. Soup initiatives Food and Beverages Baking and Snacking

North America Food and Beverages Attractive, high margin businesses requiring Innovation Strong consumer marketing Launched several new products Competitively positioned

Beverages: Back on track again after a number of challenging years

Beverages: V8 Splash Smoothies Meaningful success Helped stabilize V8 Splash

Beverages: V8 Splash

Beverages: V8 and Campbell's Tomato Juice

Beverages: Campbell's Organic Tomato Juice Campbell's first organic product More to come

Food: Pace Revitalized business Largest initiatives since acquisition

Pace: New products Convenient line of cooking sauces

Pace: New products First in category Convenient line of cooking sauces

Pace: New products Taking Pace beyond its traditional picante base

Food: Prego Building brand equity Broadening appeal with launch of Prego Hearty Meat Sauces

North American Thermal Businesses: Summary Can provide a growth engine

North American Thermal Businesses: Summary Can provide a growth engine Competitively well positioned

North American Thermal Businesses: Summary Can provide a growth engine Competitively well placed Convenience a huge opportunity - just scratching the surface

North American Thermal Businesses: Summary Can provide a growth engine Competitively well placed Convenience a huge opportunity - just scratching the surface Recognized opportunities to leverage our strengthened capabilities

North American Thermal Businesses: Summary Can provide a growth engine Competitively well placed Convenience a huge opportunity - just scratching the surface Recognized opportunities to leverage our capabilities We will leverage these capabilities to an increasing extent

Agenda Transformation Plan New U.S. Soup initiatives Food and Beverages Baking and Snacking

Baking and Snacking: Pepperidge Farm Solid marketing and compelling new products driving the business

Baking and Snacking: Pepperidge Farm Added "On-the-Go" Convenience

Baking and Snacking: Pepperidge Farm Added "On-the-Go" Convenience Most successful line extension

Baking and Snacking: Pepperidge Farm Up and running on schedule Poised to deliver anticipated productivity gains Important contributor to Pepperidge Farm's operations

Baking and Snacking: Arnott's strengthened Completed manufacturing reconfiguration Meaningful productivity savings

Baking and Snacking: Arnott's strengthened Completed manufacturing reconfiguration Acquired Snack Foods Ltd. #2 competitor in salty snacks

Baking and Snacking: Arnott's strengthened Completed manufacturing reconfiguration Acquired Snack Foods Ltd. Leveraging power of Arnott's trademark

Baking and Snacking: International strengthened

We're in the process of further strengthening Arnott's biscuit portfolio

Summary We've evolved our strategies to get greater focus on our core thermal businesses in North America

Summary We've evolved our strategies to get greater focus on our core thermal businesses in North America We've continued to strengthen and streamline our strategies to revitalize U.S. Soup to drive faster growth from Ready To Serve

Summary We've evolved our strategies to get greater focus on our core thermal businesses in North America We've continued to strengthen and streamline our strategies to revitalize U.S. Soup to drive faster growth from Ready To Serve We're actively advancing these strategies with strong programs that are going into the marketplace in this soup season

Summary We've evolved our strategies to get greater focus on our core thermal businesses in North America We've continued to strengthen and streamline our strategies to revitalize U.S. Soup to drive faster growth from Ready To Serve We're actively advancing these strategies with strong programs that are going into the marketplace in this soup season We're driving renewed momentum in our Food and Beverage business

Summary We've evolved our strategies to get greater focus on our core thermal businesses in North America We've continued to strengthen and streamline our strategies to revitalize U.S. Soup to drive faster growth from Ready To Serve We're actively advancing these strategies with strong programs that are going into the marketplace in this soup season We're driving renewed momentum in our Food and Beverage business We're making solid progress in Baking and Snacking

Summary (cont'd) We're optimistic that all the initiatives we've been developing will come together and put Campbell Soup fully back on track to make us a consistent top performer in the food industry

Summary (cont'd) We're optimistic that all the initiatives we've been developing will come together and put Campbell Soup fully back on track to make us a consistent top performer in the food industry

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